                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                      February 4, 1998 (January 27, 1998)



                             Wal-Mart Stores, Inc.
                             ---------------------
             (Exact name of registrant as specified in its charter)


    Delaware                       001-06991                     71-0415188
----------------                   ---------                     ----------
(STATE OR OTHER            (Commission File Number)            (IRS EMPLOYER
 JURISDICTION OF                                             IDENTIFICATION NO.)
 INCORPORATION)



                              702 S.W. 8th Street
                          Bentonville, Arkansas  72716
                          ----------------------------
              (Address of principal executive offices)  (Zip code)



              Registrant's telephone number, including area code:
                                 (501) 273-4000
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ITEM 5.    OTHER EVENTS.

     On January 27, 1998, Wal-Mart Stores, Inc. completed a public offering of $500,000,000 aggregate principal amount of Remarketed Put Bonds due February 1, 2010 (the "Bonds"). The purpose of this Current Report on Form 8-K is to file with the Securities and Exchange Commission the form of the Bonds and the Calculation Agency Agreement and certain other documents related to this offering.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits

     4.1   Form of Remarketed Put Bonds due February 1, 2010.

     5.1   Opinion of Hughes & Luce, L.L.P.

     10.1 Calculation Agency Agreement between Wal-Mart Stores, Inc. and Goldman, Sachs & Co. dated January 27, 1998.

     23.1  Consent of Hughes & Luce, L.L.P. (included in Exhibit 5.1)

                                  SIGNATURES
                                  ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

   Dated:  February 4, 1998           WAL-MART STORES, INC.


                                      By: /s/ John B. Menzer
                                          --------------------------------------
                                              John B. Menzer,
                                              Executive Vice President and
                                              Chief Financial Officer

                               INDEX TO EXHIBITS

Exhibit
Number                          Description
-------                         -----------
   4.1     Form of Remarketed Put Bonds due February 1, 2010.

   5.1     Opinion of Hughes & Luce, L.L.P.

  10.1     Calculation Agency Agreement between Wal-Mart Stores, Inc. and
           Goldman, Sachs & Co. dated January 27, 1998.

  23.1     Consent of Hughes & Luce, L.L.P. (included in Exhibit 5.1)